                                                                   Exhibit 10.20

         Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission pursuant to a request for confidential treatment.  Asterisks denote omissions.

                        CONFIRMATION OF RIGHTS AGREEMENT
                        --------------------------------

          THIS CONFIRMATION OF RIGHTS AGREEMENT (this "Agreement") is made and entered into on July 27, 2000 (the "Effective Date") by and among Deutsche Borse AG, a German Aktiengesellschaft with its registered office in Frankfurt am Main, Federal Republic of Germany ("DBAG"), the Swiss Stock Exchange, a Swiss association with its registered office in Zurich, Switzerland ("SWX"), Ceres Trading Limited Partnership, a Delaware limited partnership having its principal offices in Chicago, Illinois, U.S.A. ("Ceres"), and the Board of Trade of the City of Chicago, an Illinois not-for-profit corporation ("CBOT").

          WHEREAS, DBAG, SWX, Ceres and CBOT are parties to that certain Alliance Agreement dated October 1, 1999 (the "Alliance Agreement") and that certain Software License Agreement dated October 1, 1999 (the "Software License Agreement");

          WHEREAS, the Alliance Agreement and the Software License Agreement govern the parties' rights in and to Programs (as defined in the Software License Agreement) and Modifications (as defined in the Software License Agreement), also referred to as the "Eurex Software;"

          WHEREAS, DBAG and SWX have developed Modifications known as Eurex Release 4.0 of the Eurex Software without the participation of Ceres or CBOT, and are in the process of developing Modifications known as Eurex Release 4.1 of the Eurex Software;

          WHEREAS, pursuant to Section 3.4 of the Alliance Agreement, Ceres and CBOT are required to reimburse DBAG and SWX for a portion of the research and development costs incurred in developing certain components of Eurex Release
4.0 as further described in Exhibit A (the "4.0 Modifications") and of Eurex Release 4.1 as further described in Exhibit A (the "4.1 Modifications," and together with the 4.0 Modifications, the "4.0 and 4.1 Modifications") before using the 4.0 and 4.1 Modifications;

          WHEREAS, Ceres desires to pay such portion as set forth in this Agreement and, in return, DBAG and SWX desire to confirm Ceres' right to use the
4.0 and 4.1 Modifications.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties agree as follows:

     1. 4.0 Modifications. Ceres shall reimburse DBAG and SWX for the research and development costs for the 4.0 Modifications in accordance with the terms and conditions set forth in Exhibit B. Subject to the limitations set forth in Exhibit B, Ceres and any entity in which it may be merged or which acquires all or substantially all of its assets and its successors and permitted assigns (the "Ceres Licensee") shall, as of the Effective Date, have the right to use the 4.0 Modifications, and to exercise all other rights Ceres Licensee may have with respect to the 4.0 Modifications under the Alliance Agreement or Software License Agreement. The parties acknowledge and agree that the 4.0 Modifications are Modifications (as defined in the Software License Agreement) and that the ownership and use of the 4.0 Modifications shall be governed by the provisions in the Alliance Agreement and Software License Agreement regarding Modifications.

     2. Current 4.1 Modifications. Ceres shall reimburse DBAG and SWX for the research and development costs for the 4.1 Modifications incurred by DBAG and SWX as of the Effective Date in accordance with the terms and conditions set forth in Exhibit B. Subject to the limitations set forth in Exhibit B, Ceres Licensee shall, as of the Effective Date, have the right to use the 4.1 Modifications, as such 4.1 Modifications exist as of the Effective Date (the "Current 4.1 Modifications"), and to exercise all other rights Ceres Licensee may have with respect to the Current 4.1 Modifications under the Alliance Agreement or Software License Agreement. The parties acknowledge and agree that the Current 4.1 Modifications are Modifications (as defined in the Software License Agreement) and that the ownership and use of the Current 4.1 Modifications shall be governed by the provisions in the Alliance Agreement and Software License Agreement regarding Modifications.

     3. Future 4.1 Modifications. All further development of the 4.1 Modifications performed by Deutsche Borse Systems AG ("DBS") that takes place after the Effective Date (the "Future 4.1 Modifications") shall be performed under that certain Master Software Development Agreement dated July 20, 2000, to which DBAG, SWX, Ceres, CBOT and DBS, among others, are parties (the "Software Development Agreement") according to one or more Change Requests (as defined in the Software Development Agreement). The rights and obligations of the parties with respect to the Future 4.1 Modifications shall be governed by the Software Development Agreement and such Change Requests, except that: (i) the parties shall cause LLC (as defined in the Software Development Agreement) to invoice DBAG and SWX for the portion of the research and development costs, and any other costs incurred under the Software Development Agreement, for the Future 4.1 Modifications for which a member of the CBOT Group would otherwise be responsible, and DBAG shall be responsible for paying such invoices; and (ii) Ceres shall reimburse DBAG and SWX for such costs in accordance with paragraph
(2) of Exhibit B.

     4. No Other Payments. Except as expressly set forth in this Agreement, no member of the CBOT Group (as defined in the Alliance Agreement) shall have any other obligation to pay any other fees in order to use the 4.0 and 4.1 Modifications or to otherwise exercise its rights under the Alliance Agreement or Software License Agreement with respect to the 4.0 and 4.1 Modifications.
SWX acknowledges and agrees that payments made by Ceres to DBAG, for the benefit of both DBAG and SWX, as set forth in Exhibit B, shall satisfy Ceres' obligation to pay SWX under this Agreement and that no member of the CBOT Group is obligated to make any payment directly to SWX in connection with the 4.0 and 4.1 Modifications.

     5. General Provisions. This Agreement hereby incorporates by reference the terms and conditions of Article 9 of the Software License Agreement, including the guarantee obligations of Section 9.7, and such terms and conditions shall apply to this Agreement mutatis mutandis. For the avoidance of doubt, the restructuring plan described in the May 16, 2000 "Restructuring Report" of the CBOT constitutes a Reorganization, as that term is defined in the Alliance Agreement.

     6. Approval. This Agreement is subject to the approval of the Board of Directors of each of DBAG, SWX and CBOT, as the Managing Partner of Ceres. If any such party fails to provide notice to the other parties by August 10, 2000 that its Board of Directors has not approved this Agreement, then the Board of Directors of such party shall be deemed to have approved this Agreement.

     7. Other Modifications. For the avoidance of doubt, this Agreement does not address the parties' respective rights and obligations with respect to those components of Eurex Release 4.0 and Eurex Release 4.1 which are not 4.0 Modifications or 4.1 Modifications or the Modifications known as Eurex Release 3.0, JV Release 1.0 and JV Release 2.0 of the Eurex Software. The parties acknowledge that Eurex Release 4.1 Change Request 016 is not a 4.1 Modification, but that they will have further discussions regarding this Change Request.

                  *          *         *         *          *

CERES TRADING                             DEUTSCHE BORSE AG
LIMITED PARTNERSHIP

     BY:  Board of Trade of the
          City of Chicago


     BY:  /s/ Dennis A. Dutterer          BY:  /s/ Andreas Preuss
          ----------------------------         ---------------------------
     ITS: Pres. and CEO                   ITS: SVP Business Development
          ----------------------------         ---------------------------

     BY:  /s/ Paul J. Draths              BY:  /s/ Jorg Franke
          ----------------------------         ---------------------------
     ITS: Vice President and Secretary    ITS: Member of the Board
          ----------------------------         ---------------------------

BOARD OF TRADE OF                         SWISS STOCK EXCHANGE
THE CITY OF CHICAGO


     BY:  /s/ Dennis A. Dutterer          BY:  /s/ Illegible
          ----------------------------         ---------------------------
     ITS: Pres. and CEO                   ITS: Corporate Secretary
          ----------------------------         ---------------------------

     BY:  /s/ Paul J. Draths              BY:  /s/ R.T. Meier
          ----------------------------         ---------------------------
     ITS: Vice President and Secretary    ITS:  Director International and
          ----------------------------          Research
                                               ---------------------------

                                   Exhibit A

                           4.0 and 4.1 Modifications

                                                                      EXHIBIT  A
   Eurex Release 4.0 Change Requests:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Impact on
                                                                      ----------------
N (degrees)  Name                    Affected                 Current  Estimated   Est.   Date of Delivered
                                      Release     Decision     Status Cost in EUR  (WD)  Signature   by   Shared   Eurex  Common
------------------------------------------------------------------------------------------------------------------------------------
000 P0-00891 Functional Fine
    Specification [* *]                  R4  Steering Committee Closed   [* *]    [* *]   12/20/99  6/25/00
------------------------------------------------------------------------------------------------------------------------------------
000 P1-00891 Performance Fine
    Specification [* *]                  R4  Steering Committee Closed   [* *]    [* *]   12/20/99  6/25/00
------------------------------------------------------------------------------------------------------------------------------------
000 P2-00891 [* *] Implementation.doc    R4  Steering Committee Closed   [* *]    [* *]   12/20/99  6/25/00  [* *]   [* *]   [* *]
------------------------------------------------------------------------------------------------------------------------------------
001 Extend [* *] Stream                  R4  Steering Committee Closed   [* *]    [* *]   12/20/99  6/25/00  [* *]
------------------------------------------------------------------------------------------------------------------------------------
002 Send [* *] Information to BAWe       R4  Steering Committee Closed   [* *]       -    12/20/99  6/25/00            -
------------------------------------------------------------------------------------------------------------------------------------
003 Block Trades [* *]                   R4  Steering Committee Closed   [* *]    [* *]   12/20/99  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
004 [* *] Detection                      R4  Steering Committee Closed   [* *]    [* *]    12/9/99  6/25/00                  [* *]
------------------------------------------------------------------------------------------------------------------------------------
005 [* *] Enhancements                   R4  Steering Committee Closed   [* *]    [* *]    12/9/99  6/25/00                  [* *]
------------------------------------------------------------------------------------------------------------------------------------
008 Extend [* *]  Stream -
    [* *] GUI (Java) changes             R4  Steering Committee Closed   [* *]    [* *]   20/12/99  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
009 Merge [* *]                          R4  Steering Committee Closed   [* *]    [* *]   12/22/99  6/25/00  [* *]
------------------------------------------------------------------------------------------------------------------------------------
010 Functional Changes in [* *]          R4  Steering Committee Closed   [* *]    [* *]   12/22/99  6/25/00  [* *]
------------------------------------------------------------------------------------------------------------------------------------
012 [* *] Assignment Performance
    Amendments                           R4  Steering Committee Closed   [* *]    [* *]   12/22/99  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
013 [* *] Format Window                  R4  Steering Committee Closed   [* *]    [* *]   12/22/99  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
014 Improvement of [* *]                 R4  Steering Committee Closed   [* *]    [* *]    2/2/00   6/25/00                  [* *]
------------------------------------------------------------------------------------------------------------------------------------
015 Compatibility Test [* *]             R4  Steering Committee Closed   [* *]    [* *]    2/2/00   6/25/00                  [* *]
------------------------------------------------------------------------------------------------------------------------------------
016 [* *] Enhancements                   R4  Steering Committee Closed   [* *]    [* *]    2/2/00   6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
017 Enhance [* *] (Java) for [* *]       R4  Steering Committee Closed   [* *]    [* *]    3/29/00  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
018 Add [* *] Button in [* *]
    Application                          R4  Steering Committee Closed   [* *]    [* *]    4/12/00  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
019 Stop support of [* *] as new
    front-end platform                   R4  Steering Committee Closed   [* *]       -     4/26/00  6/25/00                    -
------------------------------------------------------------------------------------------------------------------------------------
020 Change name of [* *] into [* *]      R4  Steering Committee Closed   [* *]    [* *]    5/10/00  6/25/00          [* *]
------------------------------------------------------------------------------------------------------------------------------------
021 Flow Control for [* *]               R4  Steering Committee Closed   [* *]    [* *]    5/24/00  6/25/00                  [* *]
------------------------------------------------------------------------------------------------------------------------------------
022 Reconcile [* *] Changes (March 1
    to April 21, 2000)                   R4  Steering Committee Closed   [* *]      n/a    6/21/00  6/25/00
------------------------------------------------------------------------------------------------------------------------------------
*) Fixed price contract
------------------------------------------------------------------------------------------------------------------------------------
Total Planned Effort                                                     [* *]    [* *]                      [* *]   [* *]   [* *]
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Actual Effort spent                                                      [* *]    [* *]
-----------------------------------------------------------------------------------------------------------
                                                                      payments
                                                         2000 dbag       [* *]
                                                         2000 swx        [* *]
                                                         1999 dbag       [* *]
                                                         1999 swx        [* *]
                                                                         [* *]
                                                                                  [* *]

   Eurex 4.0 Implementation

------------------------------------------------------------------------------------------------------------------------------------
                                     Total                                                 Total           Total
                                    planned                                                actual          Effort,
                                     Effort,                                               Effort,       incl. Fine
                                   incl. Fine                                             incl. Fine     spec phase
                                   spec  phase                                            spec phase     + Overhead
CR # Component                        (MD)                   Description                    in EUR         in EUR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Shared Enhancements [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          proportional
                                                                                                          Common           [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  [* *]                             [* *]   Performance improvement of [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  [* *]                             [* *]   [* *] tests
------------------------------------------------------------------------------------------------------------------------------------
000  SLR                               [* *]   Definition of service level requirements
------------------------------------------------------------------------------------------------------------------------------------
                                               Enhance the performance of [* *]
000  PAM                               [* *]   processes [* *] (e.g. [* *])
------------------------------------------------------------------------------------------------------------------------------------
000  Performance Architects            [* *]   [* *] model; [* *] study
------------------------------------------------------------------------------------------------------------------------------------
                                               Improve [* *] processing on the [* *]
000  PIOS                              [* *]   (accesses to the [* *])
------------------------------------------------------------------------------------------------------------------------------------
000  TAFT                              [* *]   Tool for [* *] tests
------------------------------------------------------------------------------------------------------------------------------------
000  GATE                              [* *]   Front End [* *] upgrade
------------------------------------------------------------------------------------------------------------------------------------
000  [* *] Test                        [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                               Application only needs to subscribe to the trade
001  Extend [* *] Stream               [* *]   confirmation  broadcast stream
------------------------------------------------------------------------------------------------------------------------------------
                                               Eliminate [* *] by ensuring that the [* *] message
                                               and corresponding [* *] message are generated at
009  Merge [* *]                       [* *]   the same time by the same server
------------------------------------------------------------------------------------------------------------------------------------
010  Functional changes in [* *]       [* *]   Apply valid [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Total                             [* *]                                                  [* *]        [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Clearing (100% Eurex)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          proportional
                                                                                                          Common           [* *]
------------------------------------------------------------------------------------------------------------------------------------

000  [* *] in JAVA                     [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  VALUES API                        [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  [* *] Clearing                    [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Clearing API                      [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  [* *]                             [* *]
------------------------------------------------------------------------------------------------------------------------------------
003  Block Trades on [* *]             [* *]   Ability to [* *] or to [* *] when entering a table
------------------------------------------------------------------------------------------------------------------------------------
008  Extend [* *] Stream-[* *]                 [* *] and [* *] were added to the [* *] stream and must
     GUI (JAVA) Changes                [* *]   be added to the Java Gui applications
------------------------------------------------------------------------------------------------------------------------------------
012  [* *] Assignment Performance              Provide members with [* *] messages so [* *] process can
     Amendments                        [* *]   start earlier
------------------------------------------------------------------------------------------------------------------------------------
                                               Date and number format will be entered in one window and
013  [* *] Format Window               [* *]   be effective on every window where these changes apply
------------------------------------------------------------------------------------------------------------------------------------
                                               Create a more user-friendly field to represent a blank
016  [* *] Enhancements                [* *]   in a mandatory field
------------------------------------------------------------------------------------------------------------------------------------
017  Enhance [* *] (JAVA)
     For [* *]                         [* *]   Allow [* *] to send messages to the [* *]
------------------------------------------------------------------------------------------------------------------------------------
018  Add [* *] Button in [* *]
     Application                       [* *]   - no further description available -
------------------------------------------------------------------------------------------------------------------------------------
019  Stop support of [* *] as
     new front-end platform            [* *]
------------------------------------------------------------------------------------------------------------------------------------
020  Change name of [* *]
------------------------------------------------------------------------------------------------------------------------------------
     into [* *]                        [* *]   - no further description available -
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           EXHIBIT A

------------------------------------------------------------------------------------------------------------------------------------
     Total                             [* *]                                                  [* *]        [* *]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Common
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
000  Documentation                     [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Common Tasks                      [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Release Management                [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Total CBOT
                                                                                                                      Contributions
000  Introduction Support              [* *]                                                                              in EUR
------------------------------------------------------------------------------------------------------------------------------------
000  Program Management/Office         [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Architects Office                 [* *]                                                                              [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Operational Readiness             [* *]
------------------------------------------------------------------------------------------------------------------------------------
000  Work Deferred                     [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                               Publishes a gap notification message in                                 Total Eurex
                                               each required front and notifies with a VALUES                         Contributions
004  [* *] Detection                   [* *]   API based application                                                   in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
005  [* *] Enhancements                [* *]   Ongoing Production monitoring [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                               Introduce additional compression algorithms
014  Improvement of [* *]              [* *]   [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                               Must assure that all functionality of [* *]
015  Compatibility Test [* *]          [* *]   run properly
------------------------------------------------------------------------------------------------------------------------------------
021  Flow Control for [* *]            [* *]   - no further description available -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Contingency                    [* *]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               [* *]
------------------------------------------------------------------------------------------------------------------------------------
     Total                          [* *]                                                   [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                    [* *]                                                   [* *]          [* *]        [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     To be paid after usage
     [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
000  Trading [* *]                  [* *]                                                   [* *]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                    [* *]                                                   [* *]
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
       Eurex Release 4.1 Change Requests:

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Impact on
                                                                 -----------------
                                                                 Estimated
                              Affected                Current     Cost in    Est.     Date of    Delivery
 N (degrees)  Name            Release    Decision     Status        EUR      (wd)    Signature       by      Shared   Eurex   Common
------------------------------------------------------------------------------------------------------------------------------------
000   P3-00853 JAVA [* *]        4.1     Steering     Accepted      [* *]    [* *]    12/6/99    10/30/00    [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
000   P0-00928 [* *]             4.1     Steering     Accepted      [* *]    [* *]     2/2/00    10/30/00                     [* *]
      Fine Specifications                Committee
------------------------------------------------------------------------------------------------------------------------------------
000   P2-00928 [* *]             4.1     Steering     Accepted      [* *]    [* *]    4/15/00    10/30/00    [* *]    [* *]   [* *]
      Implementation                     Committee
------------------------------------------------------------------------------------------------------------------------------------
001   Implementation of new      4.1     Steering     Accepted      [* *]    [* *]    3/15/00    10/30/00             [* *]
      [* *] for the [* *]                Committee
------------------------------------------------------------------------------------------------------------------------------------
002   Design [* *] Trading       4.1     Steering     Accepted      [* *]    [* *]    3/15/00    10/30/00    [* *]
      [* *]                              Committee
------------------------------------------------------------------------------------------------------------------------------------
003   [* *] Functionality in     4.1     Steering     Accepted      [* *]    [* *]    3/29/00    10/30/00             [* *]
      [* *]                              Committee
------------------------------------------------------------------------------------------------------------------------------------
006   [* *]  - Implementation    4.1     Steering     Accepted      [* *]    [* *]    4/12/00    10/30/00                     [* *]
      and Test                           Committee
------------------------------------------------------------------------------------------------------------------------------------
007   [* *] Overview - [* *]     4.1     Steering     Accepted      [* *]    [* *]    4/12/00    10/30/00             [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
008   Enhancement [* *]          GUI     Steering     Accepted      [* *]    [* *]    4/12/00    11/27/00                     [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
009   [* *] Concept              GUI     Steering     Accepted      [* *]    [* *]    4/12/00    11/27/00                     [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
013   [* *] Installation         4.1     Program      Accepted      [* *]    [* *]    5/10/00    10/30/00                     [* *]
      Check                              Management
------------------------------------------------------------------------------------------------------------------------------------
014   Common Code for [* *]      4.1     Program      Accepted      [* *]    [* *]    5/10/00    10/30/00             [* *]
      (JAVA) for [* *] and               Management
      [* *]
------------------------------------------------------------------------------------------------------------------------------------
015   Stop Support of [* *]      4.1     Steering     Accepted                                   10/30/00
      as Platform for new                Committee
      Trading GUI
------------------------------------------------------------------------------------------------------------------------------------
016   Effort for separate        4.1     Steering     Approved      [* *]    [* *]    5/24/00    11/27/00             [* *]
      roll-out of Java [* *]             Committee
------------------------------------------------------------------------------------------------------------------------------------
017   Enhance [* *] Handling     4.1     Steering     Approved      [* *]    [* *]    5/10/00    10/30/00                     [* *]
      (SIR 9070)                         Committee
------------------------------------------------------------------------------------------------------------------------------------
018   Windows 2000 [* *]         4.1     Program      Accepted      [* *]    [* *]    5/24/00    10/30/00                     [* *]
                                         Management
------------------------------------------------------------------------------------------------------------------------------------
019   [* *] Increase             4.1     Steering     Approved      [* *]    [* *]    6/21/00    10/30/00                     [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
020   Eurex [* *] Application    4.1     Steering     Approved      [* *]    [* *]    6/21/00    10/30/00    [* *]
      for Eurex [* *]                    Committee
------------------------------------------------------------------------------------------------------------------------------------
021   Enhancement of [* *]       4.1     Steering     Approved      [* *]    [* *]    6/21/00    10/30/00    [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------
022   Update Eurex Training      4.1     Steering     Approved      [* *]    [* *]    7/5/00     10/30/00                     [* *]
      Documentation                      Committee
------------------------------------------------------------------------------------------------------------------------------------
023   Enhance [* *]              4.1     Steering     Approved      [* *]    [* *]    7/5/00     10/30/00    [* *]
                                         Committee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Total        [* *]    [* *]                           [* *]    [* *]   [* *]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       EXHIBIT A
--------------------------------------------------------------------------------------------------------------------------------
            Eurex 4.1 Implementation
--------------------------------------------------------------------------------------------------------------------------------
                                           Total                                                          Total Effort
                                          Effort                                      Total Effort         + Overhead
     CR #   Project                        (MD)    Description                        in Mio. EUR         in Mio. EUR
--------------------------------------------------------------------------------------------------------------------------------
            Shared Components [* *]
                                                                                                          proportional     [* *]
                                                                                                          Common
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Fine Specs [* *]              [* *]
--------------------------------------------------------------------------------------------------------------------------------
      000   Trading GUI on JAVA           [* *]    The GUI as it was delivered with       [* *]
                                                   Eurex Release 3.1, modifications
                                                   included for Eurex Release 4.0,
                                                   for the CBOT/Eurex Joint Venture
                                                   Release 1.0 trading application,
                                                   [* *]
--------------------------------------------------------------------------------------------------------------------------------
Imp TS100   Options matcher (OPTIMA)      [* *]    With Eurex Release 4.1 the [* *]   Not available
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Taft Automatic Options,       [* *]
            OCQ, Pro Rata
--------------------------------------------------------------------------------------------------------------------------------
      000   AUTOPET (Automatic                     [* *] performance tests            Costs in
            Performance Tests)                                                        Implementation
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Product Specific Holidays     [* *]
--------------------------------------------------------------------------------------------------------------------------------
Imp FS220   [* *] Block Trades            [* *]    OTC Block Trade Entry enables      Not in initial
            for [* *]                              Eurex members to clear OTC         scope
                                                   contracts through the
                                                   clearing system of Eurex.
--------------------------------------------------------------------------------------------------------------------------------
      002   Design Product-Specific       [* *]    A derivative product and its           [* *]
            Trading [* *]                          underlying need to follow the
                                                   same holiday schedule.
                                                   However, for different products
                                                   there are different holidays to
                                                   consider, for example for
                                                   [* *] products.
--------------------------------------------------------------------------------------------------------------------------------
      020   [* *] Application for         [* *]    With the introduction of the           [* *]
            Eurex R4.1                             new client / server architecture
                                                   and the introduction of
                                                   Values API the printed trade
                                                   confirmations from the end
                                                   user device needed to be
                                                   replaced. A new Application was
                                                   been written to create the trade
                                                   confirmations (PTC Application)
                                                   In Eurex Release 4.0 this
                                                   application works for Windows NT
                                                   only.
                                                   This document describes the scope,
                                                   impact and costs of porting the
                                                   PTC Application to Sun Solaris
                                                   and adapting it to Eurex Release
                                                   4.1.
--------------------------------------------------------------------------------------------------------------------------------
      021   Enhancement of [* *]          [* *]    This change request presents a         [* *]
                                                   general concept of [* *] valid
                                                   for all matching scenarios.
                                                   As a consequence, the [* *]
                                                   against [* *] is ensured. In
                                                   addition, the changes imply an
                                                   enhancement toward a consistent
                                                   and transparent [* *]
--------------------------------------------------------------------------------------------------------------------------------
      023   Enhance Front End Inside      [* *]    Applications are terminating           [* *]
            Market Handling                        when [* *] caused by state
                                                   changes let a communication
                                                   queue [* *] (SIR 10462). The
                                                   problem will be fixed by
                                                   using [* *].
--------------------------------------------------------------------------------------------------------------------------------
            Total                         [* *]                                           [* *]              [* *]
--------------------------------------------------------------------------------------------------------------------------------
            100% Eurex
                                                                                                          proportional     [* *]
                                                                                                          Common
--------------------------------------------------------------------------------------------------------------------------------
Imp FS030   Eurex Observer                [* *]    The Eurex Observer Back End            [* *]
                                                   enhancements include:
                                                    . Performance improvements
                                                    . New [* *] products should be
                                                      processed and evaluated for
                                                      [* *] alerts
                                                    . New OTC Block trades on
                                                      futures should be
                                                      processed and evaluated for
                                                      Eurex Observer alerts
                                                    . Basis trades separated
                                                      from other trades and
                                                      evaluated for Eurex
                                                      Observer alerts
--------------------------------------------------------------------------------------------------------------------------------
Imp TS110   CEF Introduction              [* *]    Because CEF can only be accessed   Not available
                                                   via a TCP/IP connection, the
                                                   [* *] has to be
                                                   modified due to the protocol
                                                   change and the interface
                                                   specifications of CEF.
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   VALUES API                    [* *]
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   GUI Clearing                  [* *]
            Functionality II
--------------------------------------------------------------------------------------------------------------------------------
      001   Implementation of new [* *]   [* *]    Subject of this change request        [* *]
            for the OTC-Basis Trade                is the implementation of a
            Facility                               [* *] in the Eurex [* *] in
                                                   order to figure out the correct
                                                   Hedge Ratio (Cash Bond/Future).
                                                   The description of the necessary
                                                   adjustments should serve as a
                                                   basis for a time/implementation
                                                   effort estimate. Depending on
                                                   the chosen hedge type in the [* *]
                                                   Entry the number of contracts of
                                                   the [* *] must be in a defined
                                                   proportion to the nominal value
                                                   of the cash asset. Corresponding
                                                   to the chosen hedge type, the
                                                   relation between the Future and
                                                   the cash asset is determined
                                                   through the [* *].
--------------------------------------------------------------------------------------------------------------------------------
      003   Print Functionality           [* *]    The Users of the Eurex System          [* *]
            in GUI Applications                    currently have the possibility
                                                   to make [* *] in order to
                                                   document them. This function is
                                                   especially important in the [* *].
                                                   With the introduction of the [* *]
                                                   that function.
                                                   A [* *] functionality should be
                                                   [* *] in the [* *] and [* *]. It
                                                   should be possible to [* *] the
                                                   complete [* *] contained in the
                                                   actual window or to [* *] and
                                                   [* *] either rows or columns.
--------------------------------------------------------------------------------------------------------------------------------
      007   Exercise Overview -           [* *]    In the current development             [* *]
            Entry of Expiration Month              version of the [* *] it is
                                                   possible to filter the [* *]
                                                   either for [* *] or for a
                                                   [* *]. There should be a
                                                   possibility to filter a profile
                                                   plus the [* *] to inquire on all
                                                   [* *] (Issue 227).
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       EXHIBIT A
--------------------------------------------------------------------------------------------------------------------------------
            Eurex 4.1 Implementation
--------------------------------------------------------------------------------------------------------------------------------
                                           Total                                                     Total Effort
                                          Effort                                      Total Effort   + Overhead
     CR #   Project                        (MD)    Description                        in Mio. EUR    in Mio. EUR
--------------------------------------------------------------------------------------------------------------------------------
      014   Common Code for Clearing      [* *]    Currently a code version for the       [* *]                    Total CBOT
            GUI (Java) [* *]                       [* *] application for the exchange                              Contributions
                                                   members and a separate version for                              in Mio. EUR
                                                   the [* *] exists. The [* *] for
                                                   [* *] is only available on Windows
                                                   NT, not on Solaris and AIX.
                                                   In Eurex Release [* *] all code
                                                   changes will be incorporated into
                                                   a "common" Eurex Release [* *] code
                                                   using [* *] (without backward
                                                   compatibility) and tested on all
                                                   supported platforms. This means
                                                   that there will be only [* *]
                                                   version of the [* *] comprising
                                                   the application for [* *] and for
                                                   the members.
------------------------------------------------------------------------------------------------------------------------------------

      016   Effort for separate roll-out  [* *]    Eurex decided to roll out Eurex        [* *]
            of Java [* *] GUI                      Release [* *] together with the
                                                   related Project [* *] on 30
                                                   Oct 2000. The [* *] cannot be
                                                   delivered at that time and will
                                                   be rolled out separately about
                                                   [* *] after the introduction of
                                                   Eurex R [* *]. This leads to two
                                                   different introduction days for
                                                   Eurex R [* *] and consequently
                                                   additional effort arises for the
                                                   following project teams / line
                                                   departments
                                                   [* *]
                                                   [* *]
                                                   [* *]
                                                   [* *]
                                                   [* *]
                                                   [* *]
--------------------------------------------------------------------------------------------------------------------------------
            Total                         [* *]                                       [* *]          [* *]
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Total Eurex
                                                                                                                   Contributions
                                                                                                                   in Mio. EUR

                                                                                                                   [* *]
--------------------------------------------------------------------------------------------------------------------------------
            Common
--------------------------------------------------------------------------------------------------------------------------------

   FS 000   Fine Specs Architecture       [* *]    With the increasing number of
                                                   transactions to be processed
                                                   the [* *] are more and more a
                                                   general [* *]  of the system.
                                                   Performance activities will
                                                   overall reduce the [* *].
                                                   Architecture improvements cover
                                                   improvements of the [* *]
                                                   processing, architecture
                                                   improvements, and the [* *].
--------------------------------------------------------------------------------------------------------------------------------
   FS 000   File [* *] Reduction [* *]    [* *]                                       [* *]
--------------------------------------------------------------------------------------------------------------------------------
  IMP 000   Performance Improvement       [* *]    Improves the architecture on the   Costs in
            of Architecture and                    [* *] to reduce the [* *] to the   Implementation
            Monitoring (PIAMO)                     members and to allow detailed
                                                   [* *]
--------------------------------------------------------------------------------------------------------------------------------
            Common Tasks (Doku, Taste,    [* *]
            etc.)
--------------------------------------------------------------------------------------------------------------------------------
  IMP 000   SLR                                    Definition of service level
                                                   requirements
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Regression Tests
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Management                    [* *]
--------------------------------------------------------------------------------------------------------------------------------
  Imp 000   Service Implementations       [* *]
--------------------------------------------------------------------------------------------------------------------------------
      006   FS040 - Trading Calendars     [* *]    The operating schedule of the      [* *]
                    Fine Specification             exchange is determined by the
                                                   exchange [* *]. The conse-
                                                   quences of these conditions are
                                                   the necessity of [* *] in the
                                                   Eurex system, which are very
                                                   difficult and time consuming
                                                   for [* *].
--------------------------------------------------------------------------------------------------------------------------------

      008   Enhancement for [* *]         [* *]    Feedback from the existing [* *]
                                                   users, working groups suggests
                                                   additional enhancements to the
                                                   [* *] include:
                                                   Additional [* *] capability,
                                                   Ability to [* *];
                                                   Additional [* *] capabilities [* *]
                                                   [* *] for certain product [* *]    [* *]
--------------------------------------------------------------------------------------------------------------------------------

      009   [* *] Concept                 [* *]    The current version of [* *] has   [* *]
                                                   no [* *] Users required various
                                                   events to be [* *]
--------------------------------------------------------------------------------------------------------------------------------

      013   [* *] Check-Tool              [* *]    A [* *] should be introduced to    [* *]
                                                   [* *] of the [* *] and [* *]
                                                   processes, the [* *] processing
                                                   and the [* *] flow of [* *] and
                                                   [* *]. This is done in order to
                                                   get fast and more comprehensive
                                                   online information about [* *]
                                                   e.g. allowing [* *].
--------------------------------------------------------------------------------------------------------------------------------

      017   Enhance [* *] (SIR            [* *]    At the Moment, a member can        [* *]
            9070)                                  access the [* *] only if at
                                                   least one [* *] and the [* *]
                                                   can build up a [* *]. At the
                                                   end of the [* *], the
                                                   front-ends are shut down by
                                                   the host (STOP) [* *]. After
                                                   the [* *] the recoverable [* *]
                                                   that are already [* *] can not
                                                   be accessed anymore [* *].
--------------------------------------------------------------------------------------------------------------------------------

      018   Windows 2000 [* *]            [* *]    The objective of this change       [* *]
            Study                                  request is to [* *] software
                                                   on Windows 2000.
--------------------------------------------------------------------------------------------------------------------------------

                                          [* *]    Some customers demand an
                                                   increase of the current [* *]
                                                   because they are [* *] in order
                                                   to reduce the per workplace
                                                   costs for their traders.
                                                   Furthermore, when supporting
                                                   [* *] the number of all [* *]
                                                   and [* *] sessions is now [* *].
                                                   This does in fact reduce the
                                                   possible [* *] for each service.
                                                   [* *] accepts currently up to
                                                   [* *] to run on a Workstation
                                                   device.
                                                   Additionally each application
                                                   is [* *].
                                                   The [* *] should be [* *]. Each
                                                   of this connection must support
                                                   the current value of [* *]
                                                   outstanding requests.
      019 [* *] Increase                  [* *]    A test is required on all
                                                   supported platforms if this [* *]
                                                   can be handled by [* *] to ensure
                                                   correct sizing of [* *].
--------------------------------------------------------------------------------------------------------------------------------

      022   Updated Eurex Training        [* *]    With introduction Eurex Release    [* *]
            Documentation                          4.1 an update of the Training
                                                   Documentation (functional and
                                                   technical) is necessary, because
                                                   of the introduction of new
                                                   functionality e.g. new Java
                                                   Trading GUI.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
            Contingency                   [* *]
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       EXHIBIT A
--------------------------------------------------------------------------------------------------------------------------------
            Eurex 4.1 Implementation
--------------------------------------------------------------------------------------------------------------------------------
                                           Total                                                     Total Effort
                                          Effort                                      Total Effort   + Overhead
     CR #   Project                        (MD)    Description                        in Mio. EUR    in Mio. EUR
--------------------------------------------------------------------------------------------------------------------------------
            Total                         [* *]                                       [* *]
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                          [* *]                                       [* *]          [* *]
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             0.00
--------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit B

             Payments in respect of the 4.0 and 4.1 Modifications

(1) Ceres shall pay a total amount [**] to DBAG, for the benefit of both DBAG and SWX. The first [**] paid by Ceres under the schedule set forth below shall be in exchange for all Rights (as defined in the Software License Agreement), except as provided in (3) below, in the 4.0 Modifications and for related training materials, and all subsequent payments by Ceres under such schedule shall be in exchange for all Rights (as defined in the Software License Agreement) in the Current 4.1 Modifications and for related training materials.

   (a) [**] on or before April 30, 2001;
   (b) [**] on or before May 31, 2001;
   (c) [**] on or before June 30, 2001;
   (d) [**] on or before July 31, 2001;
   (e) [**] on or before August 31, 2001;
   (f) [**] on or before September 30, 2001;
   (g) [**] on or before October 31, 2001; and
     (h) A final amount, which amount shall be determined as set forth below, on or before the earlier of: (i) thirty (30) days after [**] days; and
(ii) June 30, 2002. The final amount will be calculated as the difference between: (i) the total amount to be paid by Ceres using the actual amounts of invoices paid by DBAG and/or SWX to DBS which are allocable to Ceres using the methodology set forth in Exhibit A; and (ii) [**]. If the amount in (ii) is greater than the amount in (i), then DBAG shall promptly refund to Ceres the difference between (ii) and (i). In no event shall the final amount payable by Ceres exceed [**]. DBAG and SWX shall provide Ceres with true and correct copies of all such invoices and Ceres shall have the right to audit such invoices.

(2) Ceres shall reimburse DBAG, for the benefit of both DBAG and SWX, for the costs paid on behalf of the CBOT Group pursuant to Section 3 of this Agreement on or before the earlier of: (i) thirty (30) days after [**] days; and (ii) June 30, 2002.

(3) Ceres may not use or otherwise exploit the "Trading--pro rata matcher (integrated spreads)" component of the 4.0 Modifications unless and until it has paid [**] to DBAG, for the benefit of both DBAG and SWX, provided that Ceres has first made the payment under Par. (2) of Exhibit E of the Software License Agreement with respect to the "distributed matching algorithm" component of the Release 3.0 Modifications. Following these payments, Ceres will have all Rights with respect to the "Trading--pro rata matcher (integrated spreads)" component of the 4.0 Modifications.

(4) The payments described in each of paragraphs (1), (2) and (3) are separate and distinct, and a payment under one paragraph will not be counted as a payment under any other paragraph.

(5) At the time Ceres makes each of the payments set forth in (1), (2) or the [**] Euro payment described in (3), Ceres shall also pay interest on the amount of such payment. For the payments set forth in (1) and the [**] payment described in (3), such interest shall be calculated at the rate of [**] per annum from the Effective Date until the time of such payment by Ceres. For the payments set forth in (2), such interest shall be calculated at the rate of [**] per annum from the date on which DBAG and SWX pay DBS for the Future 4.1 Modifications until the time of such payment by Ceres.